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                                                                    EXHIBIT 10.2

                                    Schedule

                    Change of Control Employment Agreements

     The following executive officers of the Company executed a Change of Control Employment Agreement substantially identical to the form of Change of Control Employment Agreement incorporated herein by reference to Exhibit 10.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 1997, except that the number set forth in clause (a) of subparagraphs B. and C. in
Section 6(a)(i) is as set forth below:

     Officer          Date of Agreement       Section 6(a)(i)B and C
------------------  ----------------------  --------------------------
David Alvarez       August 19, 1997         Three
Seth A. Barad       August 19, 1997         Three
David J. Petrini    August 19, 1997         Three
James Rowe          August 19, 1997         Three
Ellen Richey        August 29, 1997         Three
James Redmond       May 6, 1998             Two